Supplement No. 1 dated May 29, 1997
                                       to
                        Prospectus dated August 1, 1996
                                      for
                     STATE STREET RESEARCH MONEY MARKET FUND
              a series of State Street Research Money Market Trust


         The Fund has been advised that the Distributor and its affiliates have increased their voluntary assumption of some portion of fees or expenses relating to the Fund, which will have the effect of reducing Total Fund Operating Expenses for each class of shares to the following levels:

Class B            Class C            Class D            Class E
1.65%               0.65%              1.65%              0.65%

         For the fiscal year ended March 31, 1996, Total Fund Operating Expenses as a percentage of average net assets of Class B, Class C, Class D and Class E shares, respectively, were 1.75%, 0.75%, 1.75% and 0.75%. Based solely on the actual expense levels for the fiscal year ended March 31, 1996, this increase in the assumption of expenses will have the effect of reducing expenses for each class of shares by 0.10%. See the Table of Expenses on page 2 of the Prospectus for further information. The Fund expects the subsidization to continue for the current fiscal year, although it cannot give complete assurance that such assistance will continue.

         The "Example" on page 3 of the Prospectus, showing expenses an investor would pay under certain assumptions, is supplemented as follows to reflect the reduced expenses:

         "You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption of the entire investment at the end of each time period:

                   1 Year     3 Years     5 Years     10 Years
Class B shares (1) $67        $82         $110        $169
Class C shares     $ 7        $21         $ 36        $ 81
Class D shares     $27        $52         $ 90        $195
Class E shares     $ 7        $21         $ 36        $ 81

         You would pay the following expenses on the same investment, assuming no redemption:

                     1 Year   3 Years    5 Years     10 Years
Class B shares (1)    $17     $52        $90         $169
Class D shares        $17     $52        $90         $195
_____________________________

(1) Ten-year figures assume conversion of Class B shares to Class E shares at the end of eight years."






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